THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT, THE APPLICABLE STATE SECURITIES LAW AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER

Warrant No.: ________	Warrant to Purchase _______
Issue Date: March ___, 2008	Shares of Common Stock

WARRANT TO PURCHASE COMMON STOCK
OF
nFinanSe Inc.

This is to certify that, FOR VALUE RECEIVED, ________________________ (the “Holder”), is entitled to purchase, subject to the terms set forth below, from nFinanse Inc., a Nevada corporation (the “Company”), during the period commencing on the date first written above and expiring three (3) years thereafter (the “Exercise Period”), an aggregate of _________________________ (_______________) fully paid and non-assessable shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a per share purchase price of $3.25 (the “Exercise Price”).  The Exercise Price and the number of such shares are subject to adjustment, from time to time, as provided below.  The shares of Common Stock deliverable upon such exercise are hereinafter sometimes referred to as the “Warrant Shares.”  This Warrant is herein referred to as the “Warrant”.

           Section 1.                                Exercise Period.  In the event that the expiration of the Exercise Period shall fall on a Saturday, Sunday or United States federally recognized holiday, the expiration of the Exercise Period shall be extended to 5:00 P.M. (E.S.T.) on the first business day following such Saturday, Sunday or recognized holiday (the “Expiration Date”).

   Section 2.                                Exercise of Warrant.

a.           Manner of Exercise.  The Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period, by (i) the surrender of the Warrant to the Company, with the Notice of Exercise attached hereto as Annex A (the “Notice of Exercise”) duly completed and executed on behalf of the Holder, at the principal office of the Company or such other office or agency of the Company as it may designate by notice in writing to the Holder (the “Principal Office”), and (ii) the delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise in any manner specified in Section 2(d).

b.           Issuance of Warrant Shares.  Such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which the Warrant shall have been surrendered and payment of the Exercise Price shall have been made for the Warrant Shares as aforesaid.  As promptly as practicable thereafter, but in any event within five (5) business days, the Company shall deliver to the Holder a stock certificate(s) for the Warrant Shares specified in the Notice of Exercise.  If the Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate(s), also deliver to the Holder, at the Company’s expense, a new warrant evidencing the right to purchase the remaining number of Warrant Shares, which new warrant shall in all other respects be identical to the Warrant.

c.           Restrictive Legends.  Each stock certificate representing the Warrant Shares held by the Holder shall be endorsed by the Company with a legend substantially similar to that legend at the beginning of the Warrant.

d.           Payment of Exercise Price.  Except as set forth in Section 2(e) below, the Exercise Price shall be payable in cash or its equivalent, payable by wire transfer of immediately available funds to a bank account specified by the Company or by certified or bank cashiers’ check in lawful money of the United States of America.

e.           Cashless Exercise.  The Warrant may also be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a stock certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B)*(X)] by (A), where:

(A) = the VWAP on the trading day immediately preceding the date of such election;

(B) = the Exercise Price of the Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of the Warrant in accordance with the terms of the Warrant by means of a cash exercise rather than a cashless exercise.

“VWAP” shall mean, for any date on which the Holder exercises the Warrant, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on NASDAQ, NYSE, AMEX or other successor or comparable trading market (each a “Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:00 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

f.           Fractional Shares.  The Company shall not issue fractions of Warrant Shares upon exercise of the Warrant or scrip in lieu thereof.  If any fraction of a Warrant Share would be issuable upon exercise of the Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to such fraction, calculated to the nearest one-hundredth (1/100) of a share, multiplied by the Exercise Price.

Section 3.                      Adjustment to Exercise Price and Warrant Shares.  The Exercise Price in effect from time to time and the number of Warrant Shares shall be subject to adjustment in certain cases as set forth in this Section 3:

a.           Stock Split.  If, at any time after the date hereof, the number of shares of the Company’s capital stock outstanding is increased by a stock dividend or by a subdivision or split-up of shares, then, following the record date for the determination of holders of capital stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the aggregate number of Warrant Shares shall be increased in proportion to such increase in outstanding shares.  The foregoing provisions shall similarly apply to successive stock dividends, subdivisions or split-ups.

b.           Reverse Stock-Split.  If, at any time after the date hereof, the number of shares of capital stock outstanding is decreased by a combination or reverse-split of the outstanding shares, then, following the record date for such combination or reverse-split, the Exercise Price shall be appropriately increased and the aggregate number of Warrant Shares shall be decreased in proportion to such decrease in outstanding shares.  The foregoing provisions shall similarly apply to successive combinations or reverse-splits.

c.           Merger or Sale of Assets.  In the event that the Company shall consolidate with or merge with or into another person or entity, or the Company shall sell, transfer or lease all or substantially all of its assets, or the Company shall change its Common Stock into property or other securities (each, a “Triggering Transaction”), the Warrant shall terminate and shall thereafter represent only the right to receive the cash, evidences of indebtedness or other property as the Holder would have received had the Holder been the record owner, at the time of completion of such Triggering Transaction, of that number of Warrant Shares receivable upon exercise of the Warrant in full, less the aggregate Exercise Price payable in connection with the full exercise of the Warrant.  The Company shall notify the Holder in writing, setting forth the terms of any such Triggering Transaction (including the proposed closing date for the consummation of such Triggering Transaction, which shall not be less than fifteen (15) days from the effective date of such notice) and all documents required to be executed in order to consummate any such Triggering Transaction, and the Holder shall be required to execute such documents to the same extent and upon the same terms as required of other holders of Common Stock.  The Holder shall deliver to the Company at least seven (7) days prior to the proposed closing date referred to above all documents previously furnished to the Holder for execution in connection with such Triggering Transaction.

d.           Notice of Adjustment.  In each case of an adjustment or readjustment of the Exercise Price and the number of Warrant Shares pursuant to this Section 3, the Company shall, at its expense, notify the Holder of such event including information regarding (i) such adjustment or readjustment, and (ii) the Exercise Price and number of Warrant Shares in effect following such adjustment or readjustment (including the amount, if any, of other securities and property that at the time would be received upon the exercise of the Warrant).

Section 4.                                Exchange and Replacement.

a.           Manner of Exchange and Replacement.  The Warrant is exchangeable, upon surrender of the Warrant by the Holder to the Company at the Principal Office, for new warrants of like tenor registered in the Holder’s name and representing in the aggregate the right to purchase the same number of Warrant Shares purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Shares as shall be designated by the Holder at the time of surrender.

b.           Issuance of New Warrant.  Upon receipt by the Company of (i) evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrant, and (ii) (A) in the case of loss, theft or destruction, an indemnity agreement reasonably satisfactory in form and substance to the Company, or (B) in the case of mutilation, the Warrant, the Company, at its expense, shall execute and deliver, in lieu of the Warrant, a new warrant of like tenor and amount to the Holder.

Section 5.                                Limitations on Exercise.

a.           Notwithstanding anything to the contrary contained in the Warrant, the Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that, if exercisable by the Holder, the Holder or any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the then issued and outstanding shares of Common Stock.  To the extent the above limitation applies, the determination of whether the Warrant shall be exercisable (vis-a-vis other convertible, exercisable or exchangeable securities owned by the Holder) and of which warrants shall be exercisable (as among all warrants owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be).  No prior inability to exercise the Warrant pursuant to this Section 5(a) shall have any effect on the applicability of the provisions of this Section 5(a) with respect to any subsequent determination of exercisability.  For the purposes of this Section 5(a), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined by the Holder in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The provisions of this Section 5(a) shall be implemented in a manner otherwise than in strict conformity with the terms this Section 5(a) to correct this Section 5(a) (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation.  The limitations contained in this Section 5(a) shall apply to a successor Holder of the Warrant.  For purposes of the Warrant, in determining the number of issued and outstanding shares of Common Stock, the Holder may rely on the number of issued and outstanding shares of Common Stock as reflected in (i) the Company’s most recent Form 10-K (or Form 10-KSB), Form 10-Q (or Form 10-QSB), Current Report on Form 8-K or other public filing with the Securities and Exchange Commission (as the case may be), (ii) a more recent public announcement by the Company, or (iii) any other notice by the Company setting forth the number of shares of Common Stock issued and outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within three (3) business days confirm orally and in writing to the Holder the number of shares of Common Stock then issued and outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to the Warrant.

b.           The limitations contained in Section 5(a) above will terminate and cease to be in effect three (3) business days before the Expiration Date.

Section 6.                                Representations and Warranties of the Company.  The Company represents and warrants to the Holder that all shares of Common Stock which may be issued upon the exercise of the Warrant will, upon issuance in accordance with the terms of the Warrant, be validly issued, fully paid and non-assessable.

Section 7.                                Covenants of the Company.  The Company covenants and agrees that it shall take all such action as may be required to ensure that the Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

Section 8.                                No Stockholder Rights.  The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any other matter submitted to the stockholders of the Company at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of capital stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant shall have been exercised as provided herein.

Section 9.                                Restrictions on Transfer.  The Warrant may not be transferred or assigned by the Holder to any person without the prior written consent of the Company.

Section 10.                                Notice.  Unless otherwise provided in the Warrant, all notices, requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at the address provided to the Company by the Holder at the time of issuance of the Warrant or (in the case of the Company) at 3923 Coconut Palm Drive, Suite 107, Tampa, Florida 33619, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

Section 11.                                Miscellaneous.

a.           Governing Law.  The Warrant shall be construed in accordance with and governed by the laws of the State of Florida (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

b.           Prevailing Party’s Costs and Expenses.  The prevailing party in any mediation, arbitration or legal action to enforce or interpret the Warrant shall be entitled to recover from the non-prevailing party all costs and expenses, including reasonable and documented attorneys’ fees, incurred in such action or proceeding.

c.           Failure to Pursue Remedies.  Except where a time period is specified, no delay on the part of any party in the exercise of any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy.

d.           Amendment and Waiver.  No provision of the Warrant may be amended, modified or waived except upon the written consent of the party against whom such amendment, modification or waiver is to be enforced.  The failure of any party to enforce any of the provisions of the Warrant shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of the Warrant in accordance with its terms.

e.           Assignment; Binding Effect.  The rights and obligations of the Company set forth herein may not be assigned or delegated by the Company without the prior written consent of the Holder.  Pursuant to Section 9 hereof, the rights and obligations of the Holder set forth herein may not be assigned or delegated by the Holder without the prior written consent of the Company.  The Warrant shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by the Warrant, their successors, legal representatives and assigns.

f.           Severability.  If any term or provision of the Warrant, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of the Warrant, or its application to other persons or circumstances, shall not be affected thereby, and each term and provision of the Warrant shall be enforced to the fullest extent permitted by law.

g.           Construction.  Whenever the context requires, the gender of any word used in the Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural.  Unless the context otherwise requires, all references to articles and sections refer to articles and sections of the Warrant, and all references to annexes are to annexes attached hereto, each of which is made a part hereof for all purposes.

h.           Headings.  The headings and subheadings in the Warrant are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of the Warrant or any provision hereof.

i.           Facsimile.  Delivery of an executed signature page of the Warrant by facsimile transmission shall be as effective as delivery of a manually executed signature page.

[SIGNATURE ON THE FOLLOWING PAGE]

1-PH/2876036.3

IN WITNESS WHEREOF, the Company has caused the Warrant to be executed by its duly authorized officer as of the date first written above.

nFinanSe Inc.

        By:         __________________________
Name:
Title:

1-PH/2876036.3

Annex A

NOTICE OF EXERCISE

To: nFinanSe Inc.

1.
The undersigned hereby elects to purchase _______________ shares of Common Stock of nFinanSe Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares by means of a cash payment, and tenders herewith payment in full for the Exercise Price of the shares being purchased, together with all applicable transfer taxes, if any.

2.
In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or any applicable state securities laws.

3.	Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name:_____________________________________

4.	Please issue a new warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

Name:_____________________________________

_________________                                                    _____________________________________
(Date)                                                                                  Signature of Holder

1-PH/2876036.3